UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 19, 2003

OXIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-8092	94-1620407
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6040 N. Cutter Circle, Suite 317, Portland, Oregon     97217

            (Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code: (503) 283-3911

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press release of OXIS International, Inc., dated November 19, 2003 reporting OXIS International, Inc.’s financial results for the quarter ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition

On November 19, 2003, OXIS International, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXIS International, Inc.
(Registrant)

Date:	November 20, 2003	/s/ Sharon Ellis
Sharon Ellis
Chief Operating and Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of OXIS International, Inc., dated November 19, 2003 reporting OXIS International, Inc.’s financial results for the quarter ended September 30, 2003.

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